UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 17, 2009
NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

CAYMAN ISLANDS	001-31306	98-0366361

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 South Dairy Ashford, Suite 800 Sugar Land, Texas	77478

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 276-6100

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 17, 2009, Noble Corporation (the “Company”) issued a press release announcing that it received the necessary shareholder approval to complete the previously announced merger, reorganization and consolidation transaction by way of schemes of arrangement under Cayman Islands law that would effectively change the place of incorporation of the parent holding company of the Noble group of companies from the Cayman Islands to Switzerland (the “Transaction”). A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated by reference herein.
Forward-Looking Statements
     The statements made herein and in the press release incorporated by reference herein regarding the consummation of the Transaction, the timing thereof, listing on the New York Stock Exchange and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, an inability to realize expected benefits from the Transaction or the occurrence of difficulties in connection with the Transaction, any unanticipated costs in connection with the Transaction, worldwide demand for oil and gas, oil and gas prices, the level of activity in offshore oil and gas exploration, development and production, exploration success by producers, competition and market conditions in the offshore contract drilling industry, the ability to enter into and the terms of future drilling contracts, risks of international operations and compliance with foreign laws, political and other uncertainties inherent in non-U.S. operations, including exchange and currency fluctuations, the impact of governmental laws and regulations, the adequacy of sources of liquidity, changes in the tax laws, the effect of litigation and contingencies, fluctuations in the value of the Company’s shares and other factors discussed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2009, the Company’s Form 10-K for the year ended December 31, 2008 and the Company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press Release dated March 17, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
Date: March 17, 2009	By:	/s/ Thomas L. Mitchell
Thomas L. Mitchell
Senior Vice President and Chief Financial Officer, Treasurer and Controller

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press Release dated March 17, 2009